                                  EXHIBIT 99.1

                      PHYSICIANS CLINICAL LABORATORY, INC.




                                 ---------------




                             NOTE PURCHASE AGREEMENT




                            DATED AS OF JUNE 12, 1998




                                 ---------------




                        15% SENIOR SECURED NOTES DUE 2001


                                  EXH 99.1 - 1

                                TABLE OF CONTENTS

                                                                                          Page
                                                                                          ----
Section 1.  ISSUANCE OF NOTES..............................................................  1
        Section 1.1.  Authorization........................................................  1
        Section 1.2.  Purchase and Sale of Notes; Closing..................................  1

Section 2.  REPRESENTATIONS OF THE COMPANY.................................................  2
        Section 2.1.  Organization and Authority of the Company............................  2
        Section 2.2.  Litigation; Observance of Statutes, Regulations and Orders...........  2
        Section 2.3.  Taxes................................................................  3
        Section 2.4.  Compliance with Laws and Other Instruments of the Company............  3
        Section 2.5.  Governmental Authorizations..........................................  3
        Section 2.6.  Licenses and Permits.................................................  3
        Section 2.7.  Offering of Notes....................................................  4
        Section 2.8.  Margin Regulations...................................................  4
        Section 2.9.  Investment Company Act...............................................  4

Section 3.  REPRESENTATIONS OF THE PURCHASER...............................................  4
        Section 3.1.  Due Authorization....................................................  4
        Section 3.2.  Investment Purpose...................................................  4
        Section 3.3.  Experienced Investor.................................................  4
        Section 3.4.  Accredited Investor..................................................  5
        Section 3.5.  Receipt of Information...............................................  5

Section 4.  PURCHASERS' CONDITIONS OF CLOSING..............................................  5
        Section 4.1.  Representations True.................................................  5
        Section 4.2.  Proceedings Satisfactory.............................................  5
        Section 4.3.  Purchase Permitted by Applicable Laws................................  5
        Section 4.4.  Notes................................................................  5
        Section 4.5.  Other Agreements.....................................................  6

Section 5.  PAYMENT AND PREPAYMENT OF THE NOTES............................................  6
        Section 5.1.  Payments of Principal and Interest...................................  6
        Section 5.2.  Optional Prepayment of Principal and Interest........................  6
        Section 5.3.  Mandatory Prepayment of Principal and Interest.......................  6

Section 6.  COVENANTS......................................................................  6

Section 7.  DEFINITIONS....................................................................  6
        Section 7.1.  Definitions..........................................................  6
        Section 7.2.  Accounting Terms.....................................................  7
Section 8.  EVENTS OF DEFAULT; REMEDIES....................................................  7
        Section 8.1.  Events of Default....................................................  7
        Section 8.2.  Remedies.............................................................  9



                                  EXH 99.1 - 2

Section 9.  REGISTRATION, TRANSFER AND EXCHANGE OF NOTES; LOST
        NOTES.............................................................................. 10

Section 10.  AMENDMENT AND WAIVER.......................................................... 10

Section 11.  TAXES......................................................................... 11

Section 12.  MISCELLANEOUS................................................................. 12
        Section 12.1.  Expenses............................................................ 12
        Section 12.2.  Reliance on and Survival of Representations......................... 12
        Section 12.3.  Successors and Assigns.............................................. 12
        Section 12.4.  Notices............................................................. 12
        Section 12.5.  Stay, Extension and Usury Laws...................................... 13
        Section 12.6.  Pro Rated Interests and Limited Liabilities of Funds................ 13
        Section 12.7.  Counterparts........................................................ 13
        Section 12.8.  Governing Law; Dispute Resolution................................... 13
        Section 12.9.  Waiver of Jury Trial................................................ 14



                                  EXH 99.1 - 3

                      Physician's Clinical Laboratory, Inc.
                            3301 C Street, Suite 100E
                          Sacramento, California 95816


                             NOTE PURCHASE AGREEMENT


                                                              New York, New York
                                                             as of June 12, 1998


To:     The Purchasers listed in Schedule 1.2

Ladies and Gentlemen:

        Physician's Clinical Laboratory, Inc., a Delaware corporation (the "Company"), hereby agrees with the Purchasers as follows:

        Section 1.  ISSUANCE OF NOTES.

        Section 1.1. Authorization. The Company has duly authorized an issue of its 15% Senior Secured Notes due June 12, 2001 in the aggregate principal amount of Four Million Dollars ($4,000,000) (the "Notes"). Each Note will shall be secured by a lien on the Collateral; provided, however, that with respect to certain accounts, such lien shall be subordinated to the security interest granted by the Company to Daiwa Healthco-2 LLC on the Collateral; provided further, that such lien shall be senior to any security interest granted by the Company on the Collateral with respect to the Company's Senior Secured Notes due 2004. Each Note shall be in the form of Exhibit A and shall mature, bear interest and be payable and shall be otherwise as provided herein and therein. As used herein, the term "Notes" shall include all notes originally issued pursuant to this Note Purchase Agreement (the "Agreement"), all notes delivered in substitution or exchange for any of such notes and all notes issued as payment in kind as payment of interest on such notes and, where applicable, shall include the singular number as well as the plural. Capitalized terms used herein without definition shall have the meanings specified in Section 7 hereof. Each Purchaser will have registration rights with respect to the Notes as set forth in that certain Registration Rights Agreement, dated June 12, 1998, by and between the Company and the Purchasers (the "Registration Rights Agreement").

        Section 1.2. Purchase and Sale of Notes; Closing. In reliance upon the representations made in Section 3 hereof and subject to the terms and conditions set forth herein, the Company shall sell to the entities listed on Schedule 1.2 (each a "Purchaser" and collectively, the "Purchasers"), severally and not jointly, and, subject to the terms and conditions hereof, the Purchasers shall purchase from the Company, the Notes in an aggregate principal amount of Four Million Dollars ($4,000,000) (as further described in Schedule 1.2). In consideration for the purchase of the Notes, the Purchasers shall deliver to the Company the amount of money set forth opposite such Purchaser's name on Schedule
1.2 (the "Purchase Price").

        The closing (the "Closing") of such purchase of the Notes shall be held at 10:00 a.m., local time, on June 12, 1998 (the "Closing Date"), at the office of Milbank, Tweed, Hadley & McCloy, 1 Chase



                                  EXH 99.1 - 4

Manhattan Plaza, New York, New York, 10005, or at such other time or place as the parties hereto may mutually agree.

        On the Closing Date, the Company shall deliver to each Purchaser one or more certificates representing the Notes registered in such Purchaser's name or in the name of such Purchaser's nominee, as such Purchaser may specify by written notice delivered to the Company on or prior to the Closing Date, duly executed and dated the Closing Date, against such Purchaser's delivery to the Company of the Purchase Price.

        Section 2. REPRESENTATIONS OF THE COMPANY. The Company represents and warrants to the Purchasers as of the Closing Date that:

        Section 2.1.  Organization and Authority of the Company.

               (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, other than with respect to a dispute between the Company and the Delaware Franchise Tax Board with respect to approximately $173,000 in taxes allegedly owed by the Company. The Company has all requisite power and authority to own or hold under lease the property it purports to own or hold under lease, to transact the business it transacts and proposes to transact. The Company has all requisite power and authority to execute and deliver this Agreement, the Notes and any other documents or agreements contemplated hereby and thereby, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereunder and thereunder. The Company is duly qualified and in good standing in each jurisdiction in which the character of the properties owned or held under lease by it or the nature of the business transacted by it requires such qualification, except where the failure to be so qualified or in good standing will not have a Material Adverse Effect on the Company.

               (b) The execution, delivery and performance of this Agreement, the Notes and any other documents or agreements to which the Company is a party contemplated hereby and thereby, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized and approved by the Company's board of directors. Each of this Agreement, the Notes and any other document or agreement to which the Company is a party contemplated hereby or thereby has been duly authorized, executed and delivered by, and each is the valid and binding obligation of, the Company, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws or by legal or equitable principles relating to or limiting creditors' rights generally.

        Section 2.2.  Litigation; Observance of Statutes, Regulations and
Orders.

               (a) There are no actions, suits or proceedings pending or, to the best knowledge of the Company, threatened against or affecting the Company or any of its properties in any court or before any arbitrator of any kind or before or by any Governmental Body except actions, suits or proceedings arising in the ordinary course of business which individually or in the aggregate, if adversely determined, would not have a Material Adverse Effect on the Company or materially adversely affect its ability to perform its obligations under this Agreement, the Notes and any other document or agreement contemplated hereby or thereby.

               (b) The Company is not in default under any order of any court, arbitrator or Governmental Body, or is subject to or a party to any Order of any court or Governmental Body arising



                                  EXH 99.1 - 5
out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters. The Company is not in violation of any statute or other rule or regulation of any Governmental Body the violation of which might have a Material Adverse Effect on the Company or materially adversely affect its ability to perform its obligations under this Agreement, the Notes and any other document or agreement contemplated hereby or thereby.

        Section 2.3. Taxes. The Company has filed all tax returns which are required to have been filed in any jurisdiction, and has paid all taxes shown to be due and payable on such returns and all other taxes and assessments payable by the Company to the extent the same have become due and payable and before they have become delinquent, except for any taxes and assessments the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company has set aside on its books reserves (segregated to the extent required by GAAP) deemed by it to be adequate, including with respect to a dispute between the Company and the Delaware Franchise Tax Board with respect to approximately $173,000 in taxes allegedly owed by the Company. The Company knows of no proposed material tax assessment against the Company and in the opinion of the Company all tax liabilities are adequately provided for on the books of the Company.

        Section 2.4. Compliance with Laws and Other Instruments of the Company. The consummation of the transactions contemplated by this Agreement and the execution, delivery and performance of the terms and provisions of this Agreement, the Notes or any other document or agreement contemplated hereby or thereby will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company under, any material indenture, mortgage, deed of trust, bank loan or credit agreement or other material agreement or instrument to which the Company is a party or by which the Company or any of its properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any Order of any court, arbitrator or Governmental Body applicable to the Company, or (iii) violate any provision of any statute or other rule or regulation of any Governmental Body applicable to the Company.

        Section 2.5. Governmental Authorizations. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Body is required for the issuance of the Notes or the valid execution and delivery of the Notes or for the performance by the Company of this Agreement, the Notes and any other documents or agreements contemplated hereby and thereby, other than the filings, registrations or qualifications under the securities laws or "blue sky" laws of any State that may be required to be made or obtained in connection with the offer, issuance, sale or delivery of the Notes or any interest therein.

        Section 2.6. Licenses and Permits. The Company possesses all licenses, permits, franchises, authorizations, patents, copyrights, trademarks and trade names, or rights thereto, required to conduct its business substantially as now conducted and as currently proposed to be conducted, without known conflict with the rights of others.

        Section 2.7. Offering of Notes. Neither the Company nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than the Purchasers.

        Section 2.8. Margin Regulations. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any "margin stock" within the meaning of Regulation G of the Board of Governors of the Federal Reserve System (12 CFR 207), or



                                  EXH 99.1 - 6
for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of such Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of such Board (12 CFR 220). The assets of the Company do not include any margin stock, and the Company has no present intention of acquiring any margin stock.

        Section 2.9. Investment Company Act. The Company is not an investment company or a person directly or indirectly controlled by or acting on behalf of an investment company within the meaning of the Investment Company Act of 1940, as amended.

        Section 3. REPRESENTATIONS OF THE PURCHASERS. Each Purchaser, severally but not jointly, represents and warrants to the Company the following:

        Section 3.1. Due Authorization. The execution, delivery and performance of this Agreement and any other documents or agreements to which such Purchaser is a party contemplated hereby and thereby, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized and approved by such Purchaser's appropriate representatives. Each of this Agreement and any other document or agreement to which such Purchaser is a party contemplated hereby or thereby has been duly authorized, executed and delivered by, and each is the valid and binding obligation of, such Purchaser, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws or by legal or equitable principles relating to or limiting creditors' rights generally.

        Section 3.2. Investment Purpose. Such Purchaser is purchasing the Notes to be purchased by it solely for its own account and not as nominee or agent for any other Person and not with a view to, or for offer or sale in connection with, any distribution thereof (within the meaning of the Securities Act) that would be in violation of the securities laws of the United States of America or any state thereof, without prejudice, however, to your right at all times to sell or otherwise dispose of all or any part of said Notes under a registration under the Securities Act or under an exemption from such registration available under the Securities Act, and subject, nevertheless, to the disposition of your property being at all times within your control.

        Section 3.3. Experienced Investor. Such Purchaser is knowledgeable, sophisticated and experienced in business and financial matters; that you have previously invested in securities similar to the Notes and fully understand the limitations on transfer described in the Notes; that such Purchaser is able to bear the economic risk of your investment in the Notes and is presently able to afford the complete loss of such investment; and that such Purchaser has been afforded access to information about the Company and the financial condition, results of operations, business, property, management and prospects of the Company sufficient to enable it to evaluate its investment in the Notes.

        Section 3.4. Accredited Investor. Such Purchaser is an "accredited investor" (as such term is defined in Rule 501(a) of Regulation D under the Securities Act).

        Section 3.5. Receipt of Information. Such Purchaser has received information regarding the Company and been afforded the opportunity (i) to ask such questions as it have deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Notes and the merits and risks of investing in the Notes and
(ii) to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy and completeness of the information given to you concerning the Company.


                                  EXH 99.1 - 7

        Section 4. PURCHASERS' CONDITIONS OF CLOSING. The Purchasers' obligation to purchase and pay for the Notes to be purchased by the Purchasers on the Closing Date shall be subject to the satisfaction on or before the Closing Date of the conditions hereinafter set forth.

        Section 4.1. Representations True. All representations and warranties of the Company contained in Section 2 are true and correct.

        Section 4.2. Proceedings Satisfactory. All proceedings taken on or prior to the Closing Date in connection with the issuance of the Notes and the consummation of the transactions contemplated hereby and all documents and papers relating thereto shall be reasonably satisfactory in form and substance to the Purchasers and their special counsel, and they shall have received copies of such documents, papers, and certificates of officers of the Company, all in form and substance reasonably satisfactory to the Purchasers and their special counsel, as they may reasonably request in connection therewith.

        Section 4.3. Purchase Permitted by Applicable Laws. The sale by the Company and the payment for the Notes to be purchased by the Purchasers (i) shall not be prohibited by any applicable law or governmental regulation, release, interpretation or opinion, (ii) shall not subject the Purchasers to any penalty under or pursuant to any applicable law or governmental regulation, and
(iii) shall be permitted by the laws and regulations of the jurisdictions to which the Purchasers are subject.

        Section 4.4. Notes. The Notes shall have been duly executed and delivered by the parties thereto in the respective form attached as Exhibit A hereto, with only such changes or additions as the Purchasers or their special counsel shall, in their sole judgment, require and all governmental charges payable in connection therewith shall have been paid (or payment shall have been provided for) in full, and shall be in full force and effect and no term or condition thereof shall have been amended, modified or waived without the Purchasers' prior written consent.

        Section 4.5. Other Agreements. Each dated as of the date hereof, the Security Agreement between the Company and the Purchaser, the Pledge Agreement between the Company and the Purchaser, Intercreditor Agreement and Subordination from Daiwa Healthco-2 LLC, Intercreditor Agreement and Subordination from U.S. Bank Trust National Association (f/k/a First Trust National Association), the Consent and Waiver of U.S. Bank Trust National Association (f/k/a First Trust National Association), the Consent of Oaktree Capital Management LLC, the UCC-1s relating to the Notes, the legal opinion of special counsel to the Company and such other documents as may be reasonably requested by the Purchasers shall have been duly executed and delivered by the parties thereto and all governmental charges payable in connection therewith shall have been paid (or payment shall have been provided for) in full, and shall be in full force and effect and no term or condition thereof shall have been amended, modified or waived without the Purchasers' prior written consent.

        Section 5.  PAYMENT AND PREPAYMENT OF THE NOTES.

        Section 5.1. Payments of Principal and Interest. Interest on the Notes shall be payable in accordance with the terms of the Notes.

        Section 5.2. Optional Prepayment of Principal and Interest. The Company, at its option, may prepay the Notes in whole or in part in accordance with the terms of the Notes.



                                  EXH 99.1 - 8

        Section 5.3. Mandatory Prepayment of Principal and Interest. The Company shall, upon occurrence of certain events set forth in the Note, prepay the Notes in accordance with the terms of the Notes.

        Section 6. COVENANTS. The Company covenants and agrees that on and after the date hereof, so long as any Note shall be outstanding, the extent applicable and mutatis mutandis, the covenants contained in Article 4 and Article 6 of the Indenture.

        Section 7.  DEFINITIONS.

        Section 7.1. Definitions. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Indenture. Except as otherwise specified or as the context may otherwise require, the following terms shall have the respective meanings set forth below whenever used in this Agreement:

               "Agreement" has the meaning ascribed thereto in Section 1.1.

               "Closing" has the meaning ascribed thereto in Section 1.2.

               "Closing Date" has the meaning ascribed thereto in Section 1.2.

               "Company" means Physician's Clinical Laboratory, Inc., a Delaware corporation.

               "Default" means any default or other event which, with notice or the lapse of time or both, would constitute an Event of Default.

               "Events of Default" has the meaning ascribed thereto in Section 8.1.

               "Governmental Body" means any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, foreign or domestic, or any financial or other rating agency.

               "Holders" means the Purchasers and any other Person that becomes a registered holder of any of the Notes (or any note or notes issued by the Company in exchange therefor in accordance with this Agreement) as registered on the books of the Company.

               "Indenture" means that certain Indenture, dated as of September 30, 1997, by and between the Company and First Trust National Association.

               "Majority Holders" means, at anytime, the holders of at least a majority in principal amount of the then outstanding Notes; provided that Notes owned by the Company or any Affiliate of the Company shall be disregarded, and deemed not outstanding for this purpose.

               "Material Adverse Effect" means, with respect to any Person, a material adverse effect on the business, prospects, properties, condition (financial or otherwise) or operations of such Person.

               "Notes" has the meaning ascribed thereto in Section 1.1.



                                  EXH 99.1 - 9

               "Order" means any order, writ, injunction, decree, judgment, award, determination, direction or demand.

               "Purchasers" means those Person listed on Schedule 1.2.

        Section 7.2. Accounting Terms. All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP, all computations made pursuant to this Agreement shall be made in accordance with GAAP, and all balance sheets and other financial statements shall be prepared in accordance with GAAP, except in the case of unaudited financial statements which are subject to year-end audit adjustments and the absence of footnotes.

        Section 8.  EVENTS OF DEFAULT; REMEDIES.

        Section 8.1.  Events of Default.  An "Event of Default" occurs if:

               (a) the Company defaults in the payment of principal of the Notes when the same becomes due and payable at maturity, upon redemption or otherwise;

               (b) the Company defaults in the payment of interest on any Note when the same becomes due and payable and such Default continues for a period of five (5) Business Days;

               (c) the Company defaults in the payment or deposit of Liquidated Damages when the same become due and payable (or are required to be deposited with the Trustee) in accordance with the provisions of Section 1 of the Registration Rights Agreement and such Default continues for a period of five (5) Business Days;

               (d) the Company fails to comply with following provisions of the Indenture, each as incorporated into this Agreement pursuant to Section 6 above: Sections 4.7 (with respect to Restricted Payments other than as provided in clause (iii) of the definitions of Restricted Payments), 4.10, 4.12 (with respect to consensual Liens), 4.14 (with respect to the incurrence of any Indebtedness in an individual amount or in the aggregate in excess of $100,000), 4.15, 4.25, 4.26, 4.27 or 6.1, which failure shall be an Event of Default without the notice or passage of time;

               (e) the Company fails to comply with any other agreement or covenant in, or provision of, the Notes or this Agreement, including the provisions of the Indenture as incorporated into this Agreement pursuant to Section 6 above, other than those provisions reference in Section 8.1(d) above, or any other document contemplated hereby for thirty (30) days after notice from the Holders of at least twenty five percent (25%) in aggregate principal amount at maturity of the then outstanding Notes; provided, however, that no notice shall be required to commence such thirty (30) day period in the case of Section 4.12 of the Indenture;

               (f) a default occurs under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company (or the payment of which is guaranteed by the Company) whether such Indebtedness or Guarantee now exists, or is created after the date of this Agreement, which default (i) is caused by a failure to pay when due the final scheduled principal installment on the stated maturity thereof prior to the expiration of the grace period set forth in the



                                 EXH 99.1 - 10
        documents governing such Indebtedness (a "Payment Default") or (ii) results in the acceleration of such Indebtedness prior to its express maturity and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates Five Million Dollars ($5,000,000) or more;

               (g) at any time after the execution and delivery thereof, (i) any Collateral Documents shall cease to be in full force and effect in any material respect (other than by reason of a release of Collateral thereunder in accordance with the terms hereof or thereof, the satisfaction in full of the Obligations or any other termination of such Collateral Documents in accordance with the terms hereof or thereof) or shall be declared null and void, in each case for any reason other than the failure of any Holder to take any action within its control, or
        (iii) any of the Company shall contest the validity or enforceability of any document in writing or deny in writing that it has any further liability under any Collateral Documents to which it is a party;

               (h) the Company fails to pay final judgments reasonably determined not to be covered by insurance maintained by or for the benefit of the Company aggregating in excess of Five Million Dollars ($5,000,000) if (A) any creditor has commenced an enforcement proceeding with respect to such final judgments or (B) such final judgments are not paid, discharged or stayed within sixty (60) days of their entry;

               (i) the Company, pursuant to or within the meaning of any Bankruptcy Law:

                    (i)      commences a voluntary case,

                    (ii) consents to the entry of an order for relief against it in an involuntary case in which it is the debtor,

                    (iii) consents to the appointment of a Custodian of it or
               for all or substantially all of its property,

                    (iv) makes a general assignment for the benefit of its
               creditors, or

                    (v) admits in writing its inability generally to pay its
               debts as the same become due;

               (j) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                    (i) is for relief against the Company in an involuntary case in which it is the debtor,

                    (ii) appoints a Custodian of the Company or for all or
               substantially all of the property of the Company, or

                    (iii) orders the liquidation of the Company;

        and the order or decree remains unstayed and in effect for sixty (60) consecutive days; or



                                 EXH 99.1 - 11

               (k) the Company is in default with respect to the Company's Senior Secured Notes due 2004.

        Section 8.2. Remedies. In the Event of Default to the extent applicable, the Purchasers may assert against the Company any remedy set forth in Article 7 of the Indenture.

        Section 9. REGISTRATION, TRANSFER AND EXCHANGE OF NOTES; LOST NOTES. The Company shall keep at its principal executive office a register in which, subject to such reasonable regulations as it may prescribe, but at its expense (other than transfer taxes, if any), it shall provide for the registration and transfer of the Notes. The Notes may not be sold, transferred, pledged or hypothecated unless the proposed transaction does not require registration or qualification under federal or state securities laws or unless the proposed transaction is registered or qualified as required. The holder of any of the Notes may, at such holder's option, surrender the same for transfer or exchange either at the principal executive office of the Company or at the place of payment named in such Note, accompanied in the case of a transfer or assignment by a written instrument of transfer or assignment in form satisfactory to the Company duly executed by the registered holder thereof or by such holder's attorney duly authorized in writing. In case any holder shall so request the transfer, assignment or exchange of any Note, the Company at its expense shall execute and deliver in exchange therefor one or more new Notes, as may be requested by such holder, in the same denomination or denominations as the Notes or Notes so surrendered. Any Note issued in exchange for any other Note or upon transfer thereof shall carry the rights to unpaid interest and interest to accrue which were carried by the Note so exchanged or transferred, and neither gain nor loss of interest shall result from any such transfer or exchange. The Company and any agent of the Company may treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving payment of the principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of any Note, and (in case of loss, theft or destruction) of indemnity reasonably satisfactory to it, upon surrender and cancellation of such Note or receipt of such indemnity, the Company shall make and deliver in lieu of such Note a new
Note in the same denomination and, in the case of a Note, dated as of the date to which interest has been paid thereon. Notwithstanding the foregoing provisions of this Section, if any Note of which the Purchasers or any other institutional Holder is the owner is lost, stolen or destroyed, then the affidavit of the Purchaser or such Holder's Treasurer or Assistant Treasurer (or other responsible official), setting forth the name of the owner of such Note and the circumstances with respect to such loss, theft or destruction, shall be accepted as satisfactory evidence thereof, and no indemnity shall be required as a condition to the execution and delivery by the Company of a new Note in lieu of such Note (or as a condition to the payment thereof, if due and payable) other than a Purchasers' or such Holder's written agreement to indemnify the Company.

        Section 10.  AMENDMENT AND WAIVER.

        Section 10.1. Any term, covenant, agreement or condition of this Agreement or the Notes may, with the written consent of the Company as authorized by its board of directors, be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by one or more substantially concurrent written instruments signed by the Majority Holders; provided, however, that no such amendment or waiver shall:

                      (a) reduce the principal of, or reduce the rate of or change the time for payment of interest payable with respect to, any Note, or extend the maturity of any Note, without the consent of the Holder of each Note so affected;



                                 EXH 99.1 - 12

                      (b) modify any of the provisions of this Agreement or of the Notes with respect to the payment or prepayment thereof, or reduce the percentage of Holders required to approve any such amendment or effectuate any such waiver, without the consent of the Holders of all of the Notes at the time outstanding;

                      (c) no such waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon; or

                      (d) amend any provision of this Section 10 without the unanimous written consent of the Holders of all of the Notes at the time outstanding.

        Section 10.2. Any amendment or waiver pursuant to Section 10.1 shall apply equally to all the Holders (other than an amendment pursuant to Section 10.1(a)) and shall be binding upon them, upon each future Holder and upon the Company, in each case whether or not a notation thereof shall have been placed on any Note.

        Section 10.3. So long as any outstanding Notes are owned by the Purchasers or any other institutional Holder, neither the Company or any of its Affiliates shall solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Agreement or the Notes unless each Holder (irrespective of the amount of Notes then owned by it) shall be informed thereof by the Company and shall be afforded the opportunity of considering the same and shall be supplied by the Company with sufficient information to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any amendment or waiver effected pursuant to the provisions of this Section 10 shall be delivered by the Company to each Holder forthwith following the date on which the same shall have been executed and delivered as set forth herein. The Company shall not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any Holder as consideration for or as an inducement to the entering into by such Holder of any amendment or waiver of any of the terms and provisions of this Agreement unless such remuneration is concurrently paid, on the same terms, ratably to the Holders of all of the Notes outstanding at the time such offer is made, and who consented to such amendment or waiver.

        Section 11. TAXES. The Company shall pay all taxes (including interest and penalties), other than taxes imposed on the income of the Holders, which may be payable in respect of the execution and delivery of this Agreement or of the execution and delivery of any of the Notes or of any amendment of, or waiver or consent under or with respect to, this Agreement or any of the Notes and shall save the Purchasers and all subsequent Holders of the Notes harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax. The obligations of the Company under this Section shall survive the payment of the Notes.

        Section 12.  MISCELLANEOUS.

        Section 12.1. Expenses. The Company agrees, whether or not the transactions contemplated hereby are consummated, to pay all reasonable expenses incident to such transactions and also in connection with any future amendment, waiver or consent (whether or not the same becomes effective) with respect to this Agreement, the Notes and any other documents or agreements contemplated hereby and thereby, including in each case, without limitation, all document production and other expenses, all recording and filing fees, the reasonable fees and disbursements of the Purchasers' special counsel and all expenses in connection with the shipping to and from the Purchasers' offices or the offices of



                                 EXH 99.1 - 13
the Purchasers' nominee of the Notes and upon any exchange or substitution pursuant to the provisions of the Notes or this Agreement, and to reimburse the Purchaser for any reasonable out-of-pocket expenses in connection therewith. The obligations of the Company under this Section shall survive the payment of the Notes.

        Section 12.2. Reliance on and Survival of Representations. All agreements, representations and warranties of the Company contained in this Agreement and in any certificates or other instruments delivered pursuant to this Agreement shall (i) be deemed to be material and to have been relied upon by the Purchasers, notwithstanding any investigation heretofore or hereafter made by the Purchaser or on their behalf, and (ii) survive the execution and delivery of this Agreement and the Notes, and shall continue in effect so long as any Note is outstanding and thereafter as provided in Sections 11 and 12.1.

        Section 12.3. Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the Company, the Purchasers, and the Purchasers' respective successors and assigns, and, in addition, shall inure to the benefit of and be enforceable by each Person who shall from time to time be a Holder of any of the Notes. The Company may not assign its rights under this Agreement.

        Section 12.4. Notices. All notices and other communications provided for in this Agreement shall be in writing and delivered, telecopied or mailed, first class postage prepaid, addressed:

               (a)  If to the Company:

                      Physician's Clinical Laboratory, Inc.
                      3301 C Street, Suite 100E
                      Sacramento, California  95816
                      Attention:  J. Marvin Feigenbaum
                      Telecopy:  (916) 498-6030

                      with a copy to:

                      Camhy, Karlinsky & Stein, LLP
                      1740 Broadway, 16th Floor
                      New York, New York  10019
                      Attention:  Charles P. Axelrod, Esq.
                      Telecopy:  (212) 977-8389

               (b) If to the Holders, at the addresses set forth on Schedule 1.2 (in the case of the original Holder) and as may be designated by notice to the Company.

Any such notice or communication shall be deemed to have been duly given when delivered, telecopied or mailed as aforesaid.

        Section 12.5. Stay, Extension and Usury Laws. The Company agrees (to the extent it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law which would prohibit or forgive the Company from paying all or a portion of the principal of or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereinafter in force, or which may materially affect the covenants or the performance of this Agreement in a manner inconsistent with the



                                 EXH 99.1 - 14
provisions of this Agreement. The Company expressly waives all benefit or advantage of any such law and agrees not to hinder, delay or impede the execution of any power granted to the Holders, but shall suffer and permit the execution of such power as though no such law has been enacted. If a court of competent jurisdiction prescribes that the Company may not waive its rights to take the benefit or advantage of any stay or extension law or any usury law or other law in accordance with the prior sentence, then the obligation to pay interest on the Notes shall be reduced to the maximum legal limit under applicable law governing the interest payable in connection with the Notes.

        Section 12.6. Pro Rated Interests and Limited Liabilities of Funds. The parties hereby acknowledges that (i) Purchaser has executed this Amendment solely as agent and nominee of the entities listed on Schedule 1.2; (ii) all of the obligations of the entities listed on Schedule 1.2 hereunder are several and not joint, in accordance with, and in proportion to, such entities' respective percentage with, and in proportion to, such entities' respective percentage interests as set forth on Schedule 1.2, and (iii) each representation and warranty made herein by or as to each such entity relates only to such entity, and that no such entity is liable for breach of any representation or warranty made by or as to any other such entity.

        Section 12.7. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

        Section 12.8. Governing Law; Dispute Resolution. This Agreement and the Notes and (unless otherwise provided) all amendments, supplements, waivers and consents relating hereto or thereto shall be governed by and construed in accordance with the laws of the State of New York. The parties agree that any dispute controversy or claim arising out of or relating to this Agreement, of the breach, termination or invalidity hereof shall be resolved in the appropriate court in New York City, New York which shall have exclusive jurisdiction thereof, and the parties hereby consent to the jurisdiction of such court and to service of process with respect thereto in any manner provided by applicable law.

        Section 12.9. Waiver of Jury Trial. THE PURCHASERS, EACH HOLDER, BY ITS ACCEPTANCE OF ANY OF THE NOTES, AND THE COMPANY, EACH HEREBY AGREE TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE NOTES OR ANY OTHER AGREEMENTS RELATING TO THE NOTES OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION AND THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THE PURCHASERS AND THE COMPANY EACH ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH SHALL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. THE PURCHASERS AND THE COMPANY FURTHER REPRESENT AND WARRANT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN,



                                 EXH 99.1 - 15

THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER
ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE NOTES OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE NOTES. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.



                                 EXH 99.1 - 16

               The Purchaser is requested to sign the form of acceptance in the space provided below whereupon this Agreement shall become a binding agreement between the Purchaser and the Company.

                                       Very truly yours,


                                       PHYSICIAN'S CLINICAL LABORATORY, INC.



                                       By: _______________________________
                                           Name:
                                           Title:




The foregoing Agreement is hereby accepted as of the date first above written:


Purchaser


By: _______________________________
    Name:
    Title:

                                  SCHEDULE 1.2

                                 The Purchasers

                                                       AGGREGATE              PURCHASE
PURCHASER                                          PRINCIPAL AMOUNT             PRICE
---------                                          ----------------           --------
Oaktree Capital Management, LLC,                      $4,000,000             $4,000,000
 solely as agent and nominee for
 the following entities in the
 following percentages:





Notice Address

Oaktree Capital Management, LLC
450 Lexington Avenue, Suite 1600
New York, New York  10017
Telecopy:  (212) 885-8699
Attention:  Kenneth Liang, Esq.
            General Counsel

with copy to:

Milbank, Tweed, Hadley & McCloy
1 Chase Manhattan Plaza
New York, New York  10005
Telecopy:  (212) 530-5219
Attention:  David C.L. Frauman, Esq.



                                 EXH 99.1 - 18

                                    EXHIBIT A

THE NOTES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE NOTES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE PROPOSED TRANSACTION DOES NOT REQUIRE REGISTRATION OR QUALIFICATION UNDER FEDERAL OR STATE SECURITIES LAWS, OR UNLESS THE PROPOSED TRANSACTION IS REGISTERED OR QUALIFIED AS REQUIRED.

                        15% SENIOR SECURED NOTES DUE 2001
                                       of
                      PHYSICIAN'S CLINICAL LABORATORY, INC.

No. 1                                                         New York, New York
$4,000,000                                                         June 12, 1998

        For value received, the undersigned, PHYSICIAN'S CLINICAL LABORATORY, INC., a Delaware corporation (the "Company"), promises to pay to OAKTREE CAPITAL MANAGEMENT, LLC (solely as agent and nominee for the entities set forth on Annex I hereto) or registered assigns, the principal sum of FOUR MILLION AND NO/100 DOLLARS ($4,000,000.00) on June 12, 2001, with interest (computed on the basis of a 360-day year comprised of twelve 30-day months) on the unpaid principal hereof at the rate of fifteen percent (15%) per annum from the date hereof, under the terms of that certain Note Purchase Agreement, dated June 12, 1998, by and among the Company and each of the purchasers named therein (the "Agreement"). Capitalized terms used herein but not otherwise defined shall have the meanings assigned to such terms in the Agreement.

        The Company may elect, in its sole discretion, to pay interest by either of a (a) payment of cash or (b) delivery of additional Notes (valued at 100% of the principal amount thereof, which shall be rounded upward to the nearest $1.00) in lieu of cash in satisfaction of the interest payment due at such time. The Company will pay interest, or issue additional Notes in lieu of cash interest payments as provided herein and in the Agreement, semi-annually in arrears on April 1 and October 1 of each year, commencing on October 1, 1998, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date") to Holders of record on the immediately preceding March 15 and September 15. Interest shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of the original issuance of the Notes.

        The Company will pay interest on the Notes to the Persons who are registered Holders of Notes at the close of business on March 15 and September 15 next preceding the Interest Payment Date, unless such Notes have been cancelled after such record date and on or before such Interest Payment Date. The Notes will be payable as to principal and interest at the office or agency of the Company maintained in the City of New York; provided, however, in the event that the Company elects to pay the interest in cash, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

        The Company may, in its sole discretion and without any penalty, redeem the Notes, in whole or in part, at any time upon ten (10) days' written notice to the Holders, at a redemption price equal to one hundred percent (100%) of the principal amount thereof then outstanding, including additional



                                 EXH 99.1 - 19

Notes issued as in kind payment of interest thereon, plus accrued and unpaid interest thereon to the applicable redemption date (the "Redemption Price").

        In the event that after December 31, 1999, Nu-Tech Bio-Med, Inc., a Delaware corporation, pursuant to and in accordance with the Company's Stockholders Agreement, as amended, purchases any shares of Common Stock of the Company held by another shareholder, the Company shall redeem the Notes at the Redemption Price.

        The Company shall mail to each Holder of Notes to be redeemed at such Holder's registered address written notice of redemption at least ten (10) days prior to the redemption date. On and after the redemption date, interest ceases to accrue on Notes or portions thereof called for redemption.

        The Company agrees (to the extent it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law which would prohibit or forgive the Company from paying all or a portion of the principal of or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereinafter in force, or which may materially affect the covenants or the performance of this Note in a manner inconsistent with the provisions of the Agreement or this Note. The Company expressly waives all benefit or advantage of any such law and agrees not to hinder, delay or impede the execution of any power granted to each Holder of the Notes, but shall suffer and permit the execution of such power as though no such law has been enacted. If a court of competent jurisdiction prescribes that the Company may not waive its rights to take the benefit or advantage of any stay or extension law or any usury law or other law in accordance with the prior sentence, then the obligation to pay interest on the Notes shall be reduced to the maximum legal limit under applicable law governing the interest payable in connection with the Notes.

        Upon surrender of this Note for registration of transfer or assignment, duly endorsed or accompanied by a written instrument of transfer or assignment, duly executed, by the registered Holder hereof or such Holder's attorney duly authorized in writing, a new Note for a like principal amount shall be issued to, and, at the option of the Holder, registered in the name of, the transferee or assignee, The Company may deem and treat the person in whose name this Note is registered as the Holder and owner hereof for purposes of receiving payments and for all other purposes whatsoever, and the Company shall not be affected by any notice to the contrary.

        This Note is one of the Notes issued pursuant to the Agreement and is entitled to the benefits thereof.

        If an Event of Default shall occur and be continuing, the principal of this Note may, under certain circumstances, become or be declared due and payable in the manner and with the effect provided in the Agreement.

        The law of the State of New York shall govern and be used to construe the Agreement and the Notes.

                                       PHYSICIAN'S CLINICAL LABORATORY, INC.,
                                       a Delaware corporation

                                       By:____________________________________
                                          Name:
                                          Title:


                                 EXH 99.1 - 20

                                     Annex A


Fund or Account                                                   Amount
---------------                                                   ------
OCM Opportunities Fund, L.P.                                     $ 27,124,070

Columbia/HCA Master Retirement
 Trust (Separate Account I)                                      $  2,252,330

OCM Opportunities Fund II, L.P.                                  $ 20,546,500

Columbia/HCA Master Retirement
  Trust (Separate Account II)                                    $    316,100
                                                                 ------------
                                                                 $ 50,239,000



                                 EXH 99.1 - 21